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                                                                   EXHIBIT 10.26


                                  AMENDMENT OF

                               PETROLEUM CONTRACT

                    FOR PETROLEUM DEVELOPMENT AND PRODUCTION

                   IN ZHOU 13 BLOCK, DAQING ZHAOZHOU OILFIELD

                        OF THE PEOPLE'S REPUBLIC OF CHINA

WHEREAS, China National Petroleum Corporation (hereinafter referred to as "CNPC", the Chinese name was changed in 1998) and Sunwing Energy Ltd. (hereinafter referred to as "Sunwing") entered into the Petroleum Contract for Petroleum Development and Production in Zhou 13 Block, Daqing Zhaozhou Oilfield of the People's Republic of China (hereinafter referred to as "Petroleum Contract") in Beijing on August 8, 1996; and

WHEREAS, the Petroleum Contract was approved by the Ministry of Foreign Trade and Economic Cooperation of the People's Republic of China on November 13, 1996; and

WHEREAS, Sunwing assigned all of its interest, rights and obligations in the Petroleum Contract to Pan-China Resources Ltd. (hereinafter referred to as "Pan-China") on March 1, 2000 in accordance with Article 23.1 of the Petroleum Contract and upon consent of CNPC (the agreement letter was issued by PetroChina Company Limited on behalf of CNPC); and

WHEREAS, China Link Oil Company Limited (hereinafter referred to as "China Link") is a company organized and existing under the laws of the Special Administrative Region of Hong Kong, the People's Republic of China ("Hong Kong"), having its registered office domiciled in Hong Kong, and desires to participate in the Petroleum Contract for petroleum development and production in Zhou 13 Block of Daqing Zhaozhou Oilfield by acquiring all of Pan-China's interest, rights and obligations in and under the Petroleum Contract as an assignee; and

WHEREAS, China Link and Pan-China signed a Deed of Assignment with respect to the Petroleum Contract on December 27, 2001. According to such Deed of Assignment, Pan-China assigns to China Link, and China Link accepts and assumes one hundred percent (100%) of Pan-China's interest, rights and obligations in and under the Petroleum Contract. For the detailed terms and conditions of such assignment, see Annex-Deed of Assignment hereto; and

WHEREAS, CNPC agrees that Pan-China assigns all of its interest, rights and obligations in and under the Petroleum Contract to China Link and China Link will from transfer date on be solely responsible for all the interest, rights and obligations thereunder;
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NOW, THEREFORE, CNPC, Pan-China and China Link mutually agree on the modifications to the Petroleum Contract as follows:

1. To replace the first paragraph of the preamble referring to the formation of the Foreign Contractor with the following:

     "China Link Oil Company Limited, a company organized and existing under the laws of the Special Administrative Region of Hong Kong, the People's Republic of China ("Hong Kong"), having its registered office domiciled in Hong Kong (hereinafter referred to as "Foreign Contractor") as the other part."

2.   To replace Article 8.1 of the Petroleum Contract with the following:

     "The Parties agree that China Link Oil Company Limited shall act as the Operator for the Petroleum Operations within the Contract Area, unless otherwise stipulated in Article 8.9 herein and Article 30.5 hereof."

3.   To change the address of the Contractor in Article 30.2 to:

     "Address of the representatives of the companies comprising the Contractor

     China Link Oil Company Limited
     Address: D-1 1-B Fuhua Mansion, No.8 Chaoyangmen North Avenue,
              Beijing, P. R. China 100027
     Tel: 86-1 0-6554.2728
     Fax: 86-1 0-6554.2726
     For the attention of Mr Wang Letian"

4.   To modify Article 30.5 as follows:

     "Companies comprising the Contractor have the following percentages of participating interests as of the effective date of the assignment:

     (1)  China Link Oil Company Limited: One Hundred Percent (100%);"

This Amendment shall be written in both Chinese and English, and both versions shall have equal force and effect.

This Amendment, as a supplementary document, shall be an integral part of the Petroleum Contract.

The Amendment and the assignment shall be effective upon the approval of this Amendment by the Ministry of Foreign Trade and Economic Cooperation of the People's Republic of China.
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CNPC and China Link shall have the rights and perform their obligations in accordance with the Petroleum Contract and this Amendment thereto as of the effective date of assignment.

IN WITNESS WHEREOF, this Amendment is signed on December 28, 2001 by the authorized representatives of each Party hereto.



By: /s/ Zeng Xingqiu
    -----------------------------------------
Mr. Zeng Xingqiu
General Manager
Foreign Cooperation Administration Department
PetroChina Company Limited
For and on Behalf of China National Petroleum Corporation



By: /s/ Zhang Wenxiang
    -----------------------------------------
Mr. Zhang Wenxiang
General Manager
China Link Oil Company Limited



By: /s/ Bo Shaochuan
    -----------------------------------------
Mr. Bo Shaochuan
Business Development Manager
Pan-China Resources Ltd.



Annex: Deed of Assignment